Exhibit 99.1

                        ANNUAL STATEMENT AS TO COMPLIANCE

                Carrington Mortgage Loan Trust, Series 2005-NC5
                     Asset Backed Pass-Through Certificates

      I, Richard Cimino, hereby certify that I am a duly appointed President of New Century Mortgage Corporation (the "Servicer"), and further certify as follows:

      1. This certification is being made pursuant to the terms of the Pooling and Servicing Agreement, dated as of October 1, 2005 (the "Agreement"), among Stanwich Asset Acceptance Company, L.L.C. as depositor (the "Depositor"), the Servicer and Deutsche Bank National Trust Company as trustee (the "Trustee").

      2. I have reviewed the activities of the Servicer during the preceding year and the Servicer's performance under the Agreement and to the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement throughout the year.

      Capitalized terms not otherwise defined herein have the meanings set forth in the Agreement.


Dated: March 2, 2006
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            IN WITNESS WHEREOF, the undersigned has executed this Certificate as of March 2, 2006.

                                                By: /s/Richard Cimino
                                                    ----------------------------
                                                    Name:  Richard Cimino
                                                    Title: President

            I, Joseph Tortorelli, an Assistant Secretary of the Company, hereby certify that Richard Cimino is a duly elected, qualified, and acting President of the Company and that the signature appearing above is his genuine signature.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate as of March 2, 2006.

                                                 By: /s/ Joseph Tortorelli
                                                    ----------------------------
                                                    Name:  Joseph Tortorelli
                                                    Title: Assistant Secretary